CONFIDENTIAL TREATMENT REQUESTED BY REGENERATION TECHNOLOGIES, INC. FOR CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

FOURTH AMENDMENT TO FIRST AMENDED EXCLUSIVE

DISTRIBUTION AND LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO FIRST AMENDED EXCLUSIVE DISTRIBUTION AND LICENSE AGREEMENT (this “Amendment”) is made and entered into as of September 12, 2006 (the “Fourth Amendment Effective Date”) by and between Regeneration Technologies, Inc., a Delaware corporation (“RTI”), and Medtronic Sofamor Danek USA, Inc. (“MSD”), a Tennessee corporation.

WITNESSETH:

WHEREAS, MSD and RTI are parties to a First Amended Exclusive Distribution and License Agreement having an effective date of April 15, 2004, as amended by the First Amendment to First Amended Exclusive Distribution and License Agreement dated March 1, 2005, as amended by the Second Amendment to First Amended Exclusive Distribution and License Agreement dated December 15, 2005, as amended by the Third Amendment to First Amended Exclusive Distribution and License Agreement dated December 15, 2005 (the “Agreement”); and

WHEREAS, MSD and RTI desire to amend the Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties mutually agree as follows:

1. Amendment. The parties mutually agree that the Agreement shall be amended and restated as of the Fourth Amendment Effective Date to read in its entirety as set forth in Exhibit A hereto. The provisions set forth in Section 2 of the Third Amendment to First Amended Exclusive Distribution and License Agreement dated December 15, 2005 shall remain in full force and effect.

2. Ratification. Except as amended hereby, the Agreement is hereby ratified and confirmed in all respects. As amended by Section 1 of this Amendment, the Agreement shall be read and construed as one and the same instrument. The execution of this Amendment is not intended to be, and shall not be construed as, a waiver by either party of any breach of any provision hereof.

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IN WITNESS WHEREOF, each of the parties has caused this Fourth Amendment to First Amended Exclusive Distribution and License Agreement to be executed by their respective duly authorized representatives as of the date first above written.

REGENERATION TECHNOLOGIES, INC.

By:	/s/ Thomas F. Rose
Its:	Vice President
Chief Financial Officer and Secretary

MEDTRONIC SOFAMOR DANEK USA, INC.

By:	/s/ Shawn McCormick
Its:	Vice President, Spine and Navigation

Exhibit A

Form of Amended and Restated Distribution and License Agreement (as amended by the Fourth Amendment)

AMENDED AND RESTATED

DISTRIBUTION AND LICENSE AGREEMENT

Specialty Allografts and Bone Paste

This Amended and Restated Distribution and License Agreement (this “Agreement”) is effective as of the 15th day of April, 2004, (the “Effective Date”) by and between Regeneration Technologies, Inc., a Delaware corporation (“RTI”), and Medtronic Sofamor Danek USA, Inc., a Tennessee corporation (“MSD”). RTI and MSD are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, RTI and MSD each acknowledge that the processing and use of human tissue for human transplantation purposes is in the public interest and in the interest of medicine generally, and that this Agreement will enhance these interests through facilitating the availability of processed tissue for use in medical procedures and thereby advance the medical and scientific application thereof;

WHEREAS, the Parties are successors in interest to each of that certain Management Services Agreement, dated July 23, 1996, between The University of Florida Tissue Bank, Inc. (“UFTB”) and Sofamor Danek Group, Inc. (“SDG”), as amended (the “1996 Management Services Agreement”), and that certain Management Services Agreement—Bone Paste, dated May 11, 1998, between UFTB and SDG, as amended (the “1998 Management Services Agreement” and, together with the 1996 Management Services Agreement, the “Original Agreements”);

WHEREAS, the Parties entered into that certain Exclusive Distribution and License Agreement (the “2002 Agreement”) as of June 1, 2002 (the “Original Effective Date”) and the Parties now wish to redefine the terms governing their relationship by entering into this Agreement;

WHEREAS, MSD and RTI each desire that RTI process and produce certain human specialty allograft tissue listed in Schedule 2.1 attached hereto (the “Specialty Allografts”) and paste products containing demineralized bone, gelatin, and particulate mineral (“Bone Paste”) including but not limited to cortical and/or cancellous chips listed in Schedule 2.1 attached hereto, and MSD desires to distribute such Specialty Allografts and Bone Paste in accordance with the terms and conditions contained herein;

WHEREAS, MSD desires to obtain a license from RTI to market, promote and distribute Specialty Allografts and Bone Paste; and

WHEREAS, the Parties desire to work together to develop new technology and products for use in medical procedures;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the Parties hereby represent, covenant and agree as follows:

ARTICLE I

AMENDMENT AND TERMINATION OF ORIGINAL AGREEMENTS AND 2002 AGREEMENT

1.1 Amendment. In order to facilitate continued service to patients and efficient use of human tissue, prior to November 1, 2002, (the “Implementation Date”) the Parties continued to operate under the Original Agreements and agreed as follows:

(a) Management Services Fee. Beginning on the Original Effective Date and ending on the day immediately prior to the Implementation Date, (i) with respect to UFTB Allografts, the Management Services Fee (as such terms are defined in the 1996 Agreement) was [###] %) and (ii) with respect to UFTB Paste Products, the Management Services Fee (as such terms are defined in the 1998 Agreement) was [###].

(b) Effect. Except as set forth expressly herein, all terms of the Original Agreements remained in full force and effect until the Implementation Date.

1.2 Termination. As of the Implementation Date, the Parties agree and acknowledge that, without any additional action on either Party’s behalf, the Original Agreements terminated and are of no further force or effect; provided, however, such termination did not relieve either Party from liabilities arising prior to the Implementation Date under the terms of the Original Agreements. The parties further acknowledge and agree that as of the Effective Date, the 2002 Agreement terminated and was superseded in all respects by this Agreement.

1.3 Arbitration. RTI and MSD covenant and agree to use best efforts to resolve all outstanding disputes under the Original Agreements by the Effective Date, including but not limited to those matters currently in arbitration.

ARTICLE II

LICENSE GRANT

2.1 License; Sublicensing Rights; Field of Use. Subject to the provisions of this Agreement, RTI hereby grants to MSD a worldwide and royalty free license to distribute Specialty Allografts and Bone Paste throughout the world (the “Territory”). Schedule 2.1 attached hereto contains a list of all Specialty Allografts and Bone Paste as of the date hereof, including a list of Specialty Allografts for which the license grant hereunder is exclusive in the Exclusive Territory (as defined in Section 3.1(a) herein) and non-exclusive in the remainder of the Territory, and a list of Specialty Allografts for which the license grant hereunder is nonexclusive throughout the Territory. The license grant hereunder for Bone Paste is non-exclusive throughout the Territory.

2.2 License of RTI Marks. RTI grants to MSD a royalty free license to use under the quality control of RTI the RTI name and logo and all goodwill associated therewith, and all

[###]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

trademarks, service marks, trade names, designs, graphics and logos associated with the Specialty Allografts or the Bone Paste, (the “Current RTI Marks”) in connection with the marketing and distribution of Specialty Allografts and Bone Paste as provided in this Agreement. RTI further grants to MSD a royalty free license to use under the quality control of RTI service marks or trademarks adopted and/or used by RTI and associated specifically with Specialty Allografts or Bone Paste (the “Future RTI Marks,” and, together with the Current RTI Marks, the “RTI Marks,”) in connection with the marketing and distribution of Specialty Allografts and Bone Paste as provided in this Agreement. A list of all Current RTI Marks and their filing status (if any) is attached hereto as Schedule 2.2. RTI shall update Schedule 2.2 with all Future RTI Marks within thirty (30) days after they have been adopted or used by RTI.

2.3 Additional Specialty Allografts and Bone Paste. The parties may mutually agree from time to time to amend Schedule 2.1 to add or delete Specialty Allografts or Bone Paste products. In addition, the parties may from time to time mutually agree to modifications to existing Specialty Allograft designs. To the extent that the parties agree to a design modification to an Exclusive Specialty Allograft, RTI shall not have any right to process or distribute the prior design of such Exclusive Specialty Allograft in the Exclusive Territory except as specifically provided in Section 3.1(b).

The license grant hereunder for Bone Paste includes the current formulation (and any previous formulations) of Bone Paste.

ARTICLE III

MSD DISTRIBUTION SERVICES; SPECIALTY ALLOGRAFT AND BONE PASTE SUPPLY

3.1 Exclusive Distribution Rights.

(a) Distributor Appointment. Subject to MSD’s right to subcontract or delegate in whole or in part to one or more third parties its obligations and responsibilities as distributor of Specialty Allografts as expressly set forth in this Agreement, during the term of this Agreement, MSD is granted (i) exclusive distribution rights in the United States, Canada and Puerto Rico (the “Exclusive Territory”) for those Specialty Allografts indicated as “exclusive” on Schedule 2.1 (the “Exclusive Specialty Allografts”) and non-exclusive distribution rights throughout the rest of the world for such allografts, (ii) non-exclusive distribution rights throughout the world for those Specialty Allografts indicated as “non-exclusive” on Schedule 2.1 (the “Non-exclusive Specialty Allografts”) and (iii) non-exclusive distribution rights for Bone Paste throughout the world; provided, however, with respect to Bone Paste, the grant of rights herein shall be exclusive for the use of the trademark, service mark, trade name, design, graphics and logos associated with “Osteofil.” RTI agrees that any Bone Paste delivered other than pursuant to this Agreement shall contain a different brand name and label than the Bone Paste delivered pursuant to this Agreement. MSD shall be entitled to distribute Bone Paste for use in all applications, including all musculoskeletal applications (orthopedic, trauma, etc.). RTI shall not, and RTI shall ensure that any third party distributor does not, utilize or reference, directly or indirectly, in any manner the “Osteofil” name or any data with respect to the Osteofil product (including clinical and pre-clinical data) in any marketing and promotional materials or in any materials filed with any applicable regulatory authority.

(b) Conversion of Exclusive Specialty Allograft to Non-exclusive. MSD may, in its sole discretion, convert an Exclusive Specialty Allograft to a Non-exclusive Specialty Allograft by providing written notice to RTI. RTI may provide written notice during the month immediately prior to the Review Month of Exclusive Specialty Allografts that it believes should be converted to Non-exclusive Specialty Allografts. MSD agrees to confer with RTI during each Review Month in good faith regarding whether it may be appropriate to convert an Exclusive Specialty Allograft to a Non-exclusive Specialty Allograft and MSD agrees to take into reasonable consideration any decline in the volume of MSD orders for such Exclusive Specialty Allografts as well as market conditions and other relevant factors. As used herein, the term “Review Month” means the first full calendar month after each anniversary of the Fourth Amendment Effective Date.

(c) MSD Right to Compete; no Obligation to Market or Promote. Nothing in this Agreement shall prohibit MSD from manufacturing, marketing or distributing allograft tissue or other products (including Specialty Allografts and Bone Paste) that compete, either directly or indirectly, with Specialty Allografts and Bone Paste; provided that the foregoing shall not be construed as conferring any license or other right, by implication, estoppel or otherwise, under any Intellectual Property Rights of RTI. MSD shall have no obligation to market or promote Bone Paste or Specialty Allografts.

(d) Distribution. MSD’s agreement in Section 3.1(a) hereof to allow the distribution of Exclusive Specialty Allografts in territories outside of the Exclusive Territory is specifically conditioned on the following conditions being met at all times:

(i) Prior to any such distribution RTI must use commercially reasonable efforts to assure that no Exclusive Specialty Allografts will be distributed to anyone who further distributes or intends to distribute such Exclusive Specialty Allografts into the Exclusive Territory and if such Exclusive Specialty Allografts are distributed by any party other than MSD in the Exclusive Territory then RTI will cease all distribution to that customer and immediately use its best efforts to enjoin such distribution and recover inventory from that distributor;

(ii) Exclusive Specialty Allografts for MSD’s distribution shall receive priority with respect to donors, processing and manufacturing over any distribution by RTI or third parties, except for tissue suitable for Bone Paste to be distributed by Exactech, which is subject to Section 3.3(e)(ii)(B); and

(iii) Distribution by RTI or any third party as allowed by this Section 3.1(d) will not violate any MSD Intellectual Property Rights.

(e) RTI Right to Cease Supply. RTI shall have the right to cease supply of particular Specialty Allografts or Bone Paste if it is economically unfeasible for RTI to supply such Bone Paste or Specialty Allografts to MSD under the terms of this Agreement; provided that:

(i) RTI may exercise such right only with respect to Specialty Allografts or Bone Paste identified in the written notice delivered pursuant to Section 5.2(c) herein during the calendar month immediately prior to a Review Month;

(ii) RTI may exercise such right only by providing written notice during the calendar month after the Review Month and RTI shall not have the right to cease supply of any specific Specialty Allograft or Bone Paste if the parties have mutually agreed to a fee adjustment for such Specialty Allograft or Bone Paste during the immediately preceding Review Month; and

(iii) RTI shall be required to provide MSD in writing with reasonable financial justification for such economic unfeasibility.

RTI’s right to cease supply of particular Specialty Allografts or Bone Paste shall be effective [***] months after delivery to MSD of the notice required by clause (ii) above. RTI shall not have the right to cease supply of any Specialty Allografts in a Product Family hereunder if it is supplying any Specialty Allograft in such Product Family (or any comparable allograft) to any third party at a fee equal to or less than that charged to MSD hereunder.

3.2 Taxes. MSD shall have the sole responsibility for collection and payment to the appropriate taxing authorities of any taxes, tariffs, duties or excise, sales or use, value added or other taxes or levies imposed upon Specialty Allografts or Bone Paste, as the case may be, as a result of MSD’s distribution of Specialty Allografts or Bone Paste, as the case may be, to customers. RTI shall have the sole responsibility for payment to the appropriate taxing authorities of any taxes, tariffs, duties or excise, sales or use, value added or other taxes or levies imposed on the services provided by RTI under this Agreement.

3.3 Specialty Allograft and Bone Paste Supply; Forecasts. The Parties acknowledge and agree that donated human tissue is necessary for the production of Specialty Allografts and Bone Paste, and that at times the demand for such products may exceed the supply due to limited amounts of donated human tissue. Accordingly, the Parties agree to do the following:

(a) MSD Forecasts. [***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

(b) RTI Forecasts. [***]

(c) Transmission of Forecasts. [***]

(d) Binding Orders. [***]

(e) Annual Non-Binding Forecasts. [***]

(e) Allocation Priority. [***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

[***]

(f) Supply Shortfall License. [***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

[***]

3.4 Shipping Procedures. RTI shall ship Specialty Allografts and Bone Paste corresponding to Binding Orders to MSD at least once per week at RTI’s sole cost and expense, provided that MSD shall reimburse RTI for actual and reasonable expenses incurred by RTI in expediting shipments or making additional shipments pursuant to Interim Orders at MSD’s request.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.5 Returned and Rejected Specialty Allografts and Bone Paste.

(a) Returned Specialty Allografts and Bone Paste. The return policy for Specialty Allografts and Bone Paste is set forth in Schedule 3.5(a) (the “Return Policy”).

(b) Rejected Specialty Allografts and Bone Paste. With respect to latent defects, MSD shall promptly notify RTI after receiving notification from a customer of such customer’s discovery thereof, and MSD and such customer shall have the right to reject such Specialty Allografts or Bone Paste. For the avoidance of doubt, and notwithstanding any provision of the Return Policy, MSD shall be permitted to reject Specialty Allografts or Bone Paste due to latent defects at any time after discovery of such latent defects or at any time after receiving notification from a customer of such customer’s discovery of such latent defects. Any notification of rejection to RTI shall state the basis for the rejection.

(c) Effect of Return or Rejection. The customer shall be bound by the terms of the Return Policy; provided, however, that in the event of a conflict between the terms of the Return Policy and the terms of this Agreement, the terms of this Agreement shall govern and control in all respects. Neither MSD nor the customer shall be obligated to pay for any rejected shipment of Specialty Allografts or Bone Paste shipped to such customer which fails to meet the Specialty Allograft Specifications or the Specialty Allograft Packaging Specifications or the Bone Paste Specifications or the Bone Paste Packaging Specifications or otherwise breaches the RTI Specialty Allograft Warranty or Bone Paste Warranty, as the case may be, set forth on Schedule 4.3(a) and Schedule 4.3(b), respectively, hereof. The customer shall not be obligated to pay for any shipment of Specialty Allografts or Bone Paste rejected by a customer. If a customer fails to pay for any rejected shipment of Specialty Allografts or Bone Paste, MSD shall not be obligated to pay any license or service fee to RTI for such Specialty Allografts or Bone Paste, and MSD shall be entitled to receive, in its sole discretion, either (i) a credit against future license or service fees in the amount of any such fee MSD had previously paid to RTI for any such rejected Specialty Allografts or Bone Paste or (ii) a replacement Specialty Allograft or Bone Paste, as the case may be. Unless otherwise waived by MSD, all Specialty Allografts and Bone Paste shipped to MSD by RTI under this Agreement shall have remaining shelf life of at least sixty percent (60%) of the appropriate shelf life for such Specialty Allografts or Bone Paste (as the case may be).

ARTICLE IV

SPECIFICATIONS; PACKAGING SPECIFICATIONS; SPECIALTY ALLOGRAFT

AND BONE PASTE LABELING; REGULATORY APPROVAL; RTI WARRANTIES

4.1 Specifications.

(a) Specialty Allografts. Specialty Allografts shall meet the specifications set forth on Schedule 4.1(a) hereto (the “Specialty Allograft Specifications”).

(b) Bone Paste. Bone Paste shall meet the specifications set forth on Schedule 4.1(b) hereto (the “Bone Paste Specifications”).

4.2 Packaging Specifications.

(a) Specialty Allografts. RTI shall supply all packaging and labeling information and designs, including without limitation all artwork and pharmacological information, usage instructions and warnings to be applied to Specialty Allografts (the “Specialty Allograft Packaging Specifications”). Once Specialty Allografts are supplied and initially packaged by RTI, MSD will not without RTI’s concurrence remove, alter or modify any Specialty Allograft Packaging Specifications of such Specialty Allografts.

(b) Bone Paste. RTI shall supply all packaging and labeling information and designs, including without limitation all artwork and pharmacological information, usage instructions and warnings to be applied to Bone Paste (the “Bone Paste Packaging Specifications”). Once Bone Paste is supplied and initially packaged by RTI, MSD will not without RTI’s concurrence remove, alter or modify any Bone Paste Packaging Specifications of such Bone Paste.

4.3 Warranties.

(a) Specialty Allografts. RTI has listed specific warranty information with respect to Specialty Allografts on Schedule 4.3(a) and RTI shall use its best efforts to keep Schedule 4.3(a) updated to include all applicable warranties.

(b) Bone Paste. RTI has listed specific warranty information with respect to Bone Paste on Schedule 4.3(b) and RTI shall use its best efforts to keep Schedule 4.3(b) updated to include all applicable warranties.

(c) Warranty Obligation. All warranty obligations of the respective Parties listed with respect to Specialty Allografts and Bone Paste shall be solely the obligation and responsibility of RTI.

4.4 Labeling. All Specialty Allografts and Bone Paste distributed pursuant to this Agreement shall be labeled by RTI in accordance with this Section 4.4. Any Specialty Allograft or Bone Paste which is improperly labeled shall not be deemed delivered until properly identified by MSD, and RTI shall credit MSD’s account for its reasonable costs incurred while (i) identifying Specialty Allografts and Bone Paste that were inappropriately labeled and (ii) correcting orders both to RTI and from its customers.

(a) RTI Processed Specialty Allografts and Bone Paste. All Specialty Allografts and Bone Paste processed or manufactured by RTI (the “RTI Processed Specialty Allografts and Bone Paste”) shall be sterilized, labeled and packaged by RTI using the RTI Marks. The costs of labeling the RTI Processed Specialty Allografts and Bone Paste is included in the applicable LSF (as defined in Section 5.1) and shall not be charged to MSD.

(b) Third Party Processed Specialty Allografts and Bone Paste. In the event MSD exercises its right to process or manufacture, or appoints a Third Party Supplier to process or manufacture, Exclusive Specialty Allografts pursuant to Section 3.3(f) herein (the “Third Party Processed Specialty Allografts”), at MSD’s sole discretion and expense, RTI shall sterilize, package and label as sterilized by RTI such Third Party Processed Specialty Allografts. MSD shall pay RTI a commercially reasonable fee for such sterilization, packaging and labeling of the Third Party Processed Specialty Allografts; provided, however, such fee shall not exceed the consideration RTI receives from any other third parties for substantially similar services.

(c) Sterilization Validation. During the term of this Agreement, RTI shall use commercially reasonable efforts to validate its processes to allow for and substantiate a “sterile” product label claim on all Specialty Allografts and Bone Paste.

4.5 Regulatory Approval.

(a) United States. RTI warrants that Specialty Allografts, Bone Paste, Specialty Allograft Specifications, the Bone Paste Specifications, the Specialty Allograft Packaging Specifications and the Bone Paste Packaging Specifications shall be in conformity in all respects with all applicable federal, state, and local laws, rules and regulations relating thereto within the United States, including, without limitation, the Federal Food, Drug and Cosmetic Act (including Good Tissue Practices Regulations), the National Organ Transplant Act, FDA tissue regulations, and American Association of Tissue Banks (the “AATB”) or other generally accepted industry standards. RTI will continue to maintain and fulfill such regulatory approval of the federal, state and local governing bodies, and be responsible for all filings and other documents necessary to continue to meet said regulatory requirements, including, without limitation, fulfilling all applicable reporting, tracking and other requirements of regulatory agencies, self-regulatory organizations or governmental entities that have jurisdiction with respect to RTI, Specialty Allografts and Bone Paste. MSD shall cooperate in preparing any such filings to the extent reasonably requested by RTI. MSD shall be fully responsible for compliance with regulatory requirements with respect to all Specialty Allograft and Bone Paste distribution activities performed by MSD, including, if necessary, registration as a Tissue Bank under FDA 21 CFR 1271 and under any state licensure requirements. MSD shall be responsible for assuring that applicable AATB requirements are met with respect to MSD’s distribution activities. RTI shall be responsible for any market withdrawal or recall activities with respect to Specialty Allografts or Bone Paste as required pursuant to applicable laws, rules, regulations or standards. In the event RTI fails to perform any required market withdrawal or recall activities with respect to Specialty Allografts or Bone Paste, then MSD may perform such market withdrawal or recall activities. Each Party shall fully cooperate in any market withdrawal or recall activities on request of the other Party. MSD shall provide post-market feedback information to RTI in accordance with regulatory requirements.

(b) AATB Accreditation. The Parties acknowledge that RTI is a member of the AATB. RTI warrants that it will use its best efforts to continue its membership in good standing in the AATB and retain its AATB accreditation at all time during the term of this Agreement.

(c) All International Markets. MSD shall be fully responsible for market approvals, product registration and licensure for all markets in the Exclusive Territory and any other countries where MSD proposes to begin distributing RTI products and those products have not been previously registered, licensed and approved. RTI will use commercially reasonable efforts to support such registration activities. The purpose of this Section is to assign responsibility to satisfy licensure requirements in particular countries. The inability of MSD or RTI to obtain licensure in a particular market shall not, in and of itself, constitute a material breach of this Agreement. Further, the failure of MSD or RTI to utilize any degree of efforts to seek or maintain regulatory approvals shall not constitute a breach of this Agreement, provided that both RTI and MSD at the request of the other, will make commercially reasonable efforts to support the other’s efforts to seek or maintain such regulatory approvals.

(d) Costs. All costs associated with obtaining and/or maintaining any regulatory or governmental approval, within the United States, or accreditation with AATB as set forth in this Section 4.5 shall be borne solely by RTI insofar as those costs relate to activities performed by RTI. All costs associated with regulatory requirements, or AATB accreditation related to distribution activities performed by MSD, shall be borne by MSD. All costs associated with obtaining international market approvals, product registrations and licensure for any markets outside the Exclusive Territory where MSD proposes to begin distributing RTI products and where those products have not been previously registered, licensed and approved shall be the responsibility of MSD. MSD shall be responsible for costs associated with its responsibilities under Section 4.5(c).

(e) Allograft or Bone Paste products to be used in clinical investigations. MSD shall inform RTI in advance of any and all clinical investigations where Specialty Allografts or Bone Paste are to be used to ensure that proper donor consent, if required, has been received. MSD shall provide RTI with study outlines and all results of any such clinical investigations pertinent to the use and performance of Specialty Allografts or Bone Paste. RTI shall assist in clinical activities in regard to provision of information to FDA in support of MSD clinical investigations.

4.6 Additional RTI Representations and Warranties. RTI hereby represents and warrants to MSD the following:

(a) it is the owner of or the exclusive licensee under patent rights, if any, stemming from U.S. Patent Application S/N 08/816,079, dated March 13, 1997, attached as Exhibit A, including any continuations, continuations-in-part, or divisions of this patent application, or as well as foreign counterparts thereof and patents issuing thereon which relates to Bone Paste;

(b) it is the owner of the Dowel products listed in Exhibit B which are comprised solely from allograft for use in medical procedures in the human spine;

(c) has the right to grant the licenses granted to MSD in this Agreement;

(d) as of the Effective Date, RTI has not received notice, nor is it aware, that the Specialty Allografts or Bone Paste infringe upon any patent which has been issued to any third party;

(e) Specialty Allografts and Bone Paste shall be processed, packaged, stored and shipped (i) biomechanically suitable for use in medical procedures in which human tissue is needed to replace human tissue, (ii) in accordance with the Specialty Allograft Specifications and Specialty Allograft Packaging Specifications or the Bone Paste Specifications and Bone Paste Packaging Specifications, as the case may be, for use as prescribed by a physician for medical procedures in which human tissue is needed or used and (iii) in accordance with Section 4.5;

(f) Specialty Allografts and Bone Paste are and shall be delivered free of any liens, encumbrances, pledges, or claims of any third party;

(g) the rights granted herein do not violate any rights previously granted by RTI to any third party;

(h) it is fully authorized to enter into and perform this Agreement;

(i) Specialty Allografts and Bone Paste have been and will be professionally processed and have come and will come packaged for further distribution throughout the Territory;

(j) that it has obtained the materials for production of Specialty Allografts and Bone Paste in compliance with all applicable federal, state and local laws, rules and regulations associated with Specialty Allografts or Bone Paste, as the case may be, and all applicable AATB standards; and

(k) that its execution and performance of this Agreement will not (i) conflict with, or result in a breach or default under, any agreement, contract, arrangement, mortgage or indenture to which it is bound, (ii) result in the creation of any lien, encumbrance or pledge upon any of the properties or assets (other than raw materials) of RTI, or (iii) violate any statute, rule, regulation or order applicable to RTI.

Except as specifically set forth in clause (d) above, RTI shall be deemed to have reaffirmed each representation and warranty contained in this Section 4.6 on and as of the date of each delivery of Specialty Allografts or Bone Paste hereunder.

4.7 MSD Representations and Warranties. MSD hereby represents and warrants to RTI the following:

(a) it is fully authorized to enter into and perform this Agreement;

(b) that its execution and performance of this Agreement will not (i) conflict with, or result in a breach or default under, any agreement, contract, arrangement, mortgage or indenture to which it is bound, (ii) result in the creation of any lien, encumbrance or pledge upon any of the properties or assets (other than raw materials) of MSD, or (iii) violate any statute, rule, regulation or order applicable to MSD; and

(c) as of the Effective Date, MSD has not received notice, nor is it aware, that the Specialty Allografts or Bone Paste infringe upon any patent which has been issued to any third party.

Except as specifically set forth in clause (c) above, MSD shall be deemed to have reaffirmed each representation and warranty contained in this Section 4.7 on and as of the date of each acceptance of delivery of Specialty Allografts or Bone Paste hereunder.

4.8 Quality Procedures. The Parties acknowledge the importance of ensuring that the Specialty Allografts and Bone Paste are of the highest quality and are safe and effective for their intended or expected uses. Accordingly, within ten (10) days after signing this Agreement, RTI shall provide MSD with a full and complete copy of its policies and procedures for ensuring the quality and safety of Specialty Allografts and Bone Paste (the “Quality Procedures”). The Quality Procedures shall be consistent with the terms of this Agreement and provide greater detail for the arrangement and responsibilities of the parties in the procurement, processing, testing and delivery of Specialty Allografts and Bone Paste hereunder as well as regulatory reporting functions and the exchange of information relevant to any of the foregoing. The Quality Procedures shall also set forth material specifications and acceptability criteria for the Specialty Allografts and Bone Paste, which specifications and criteria shall be no less stringent than industry standards and shall include, at a minimum, standards and procedures for donor screening, intake evaluation, tissue processing, tissue storage, tissue record keeping, retained samples, maintenance and access to documentation. Within ten (10) days after signing this Agreement, the parties shall each designate in writing an appropriate contact person for communications regarding the Quality Procedures, and the parties will promptly notify each other in writing of any changes in such personnel. The designated contacts for each party, and other reasonably appropriate safety and quality assurance personnel as the parties may designate from time to time, shall meet in person or via other appropriate means no less often than quarterly to review the Quality Procedures and consider modifications thereto. Quality Procedures will be amended from time to time by RTI with the advice and comment from MSD to reflect changes in technology, laws, regulations and industry standards, provided that no party will be required to agree to any change to the Quality Procedures that, in the reasonable discretion of such party, would adversely impact the quality, safety or efficacy of any Specialty Allograft or Bone Paste. RTI will not modify or amend the Quality Procedures without providing prompt written notice to MSD.

ARTICLE V

LICENSE AND SERVICE FEE

5.1 License and Service Fee. Beginning on the Implementation Date, MSD shall pay to RTI a license and service fee (“LSF”) for Specialty Allografts and Bone Paste delivered to MSD from RTI pursuant to a Binding Order. The LSF for each Specialty Allograft and for Bone Paste is set forth on Schedule 2.1. The fees set forth on Schedule 2.1 shall be effective on October 1, 2006. In addition, MSD will be obligated to remit to RTI a processing fee surcharge related to allograft processed and shipped during the months of June, 2006 through September, 2006 as follows: June, 2006, Six Hundred Seventy Two Thousand Dollars ($672,000), July, 2006, Five Hundred Thousand Dollars ($500,000), August, 2006, Five Hundred Thousand Dollars ($500,000), and September 2006, Three Hundred Twenty Eight Thousand Dollars ($328,00).

RTI acknowledges receipt of Six Hundred Seventy Two Thousand Dollars ($672,000) for the month of June 2006.

5.2 Most Favored Fee; Fee for Samples.

(a) Most Favored Customer Fee. The LSF for Bone Paste shall not exceed the comparable LSF for comparable bone paste received by RTI from any third party and the LSF for Specialty Allografts shall not exceed the comparable LSF for comparable allografts received by RTI from any other third party. If, however, during the term of this Agreement, RTI offers or accepts lower fees, RTI shall immediately notify MSD and shall thereafter charge MSD based upon such lower fees and this Agreement shall be deemed amended as appropriate to incorporate such lower fees.

Not more than once every 6 months, MSD may conduct a review of the books and records of RTI relating to the foregoing provision. If MSD determines as a result of such review that RTI is not in compliance with the foregoing provision, RTI will immediately adjust its fees hereunder to be in compliance and RTI will reimburse MSD for its out-of-pocket expenses incurred in connection with such review.

The fees set forth on schedule 2.1 relative to Cornerstone SR (mono only) shall remain effective provided that RTI produces and delivers to MSD the minimum monthly quantity of specialty allograft indicated below, subject to receipt by RTI of Binding Forecasts from MSD in those amounts or greater during the relevant month.

Minimum Monthly Quantity
Cornerstone SR (mono only)	[***]/month

If RTI fails to produce and deliver to MSD the indicated Minimum Monthly Quantity of Cornerstone SR allograft for any [***] months during a particular calendar

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quarter, subject to receipt by RTI of Binding Forecasts from MSD in those amounts or greater during the relevant month, then the fees for Cornerstone SR allograft for that quarter only shall thereafter shall be a fee that is [***] %) less than the fee otherwise in effect at that time.

Fees for the Cornerstone SR allograft in subsequent quarters shall be in accordance with the fees effective on the Fourth Amendment Effective Date provided RTI supplies the Minimum Monthly Quantity for at least [***] of the months in the subsequent calendar quarter, subject to receipt by RTI of Binding Forecasts from MSD in those amounts or greater. RTI shall not be responsible for producing and delivering the Minimum Monthly Quantity specified herein for a particular month to the extent that, during that month, the percentage of allografts orders for Cornerstone SR (mono only) in the range of [***]mm through [***]mm in size is greater than [***]% of the total number of allografts constituting the Minimum Monthly Quantity for that month.

(b) Samples. The LSF for samples, not for implantation, of Specialty Allografts and Bone Paste ordered by MSD for samples, exhibits and training purposes shall be one half of the LSF for the Specialty Allografts or Bone Paste, as the case may be, calculated in accordance with Section 5.2(a).

(c) Annual Review of Schedule 2.1. The parties agree to confer on an annual basis during the Review Month to discuss in good faith the content of Schedule 2.1 including, but not limited to, conversion of Exclusive Specialty Allograft to Non-exclusive as per Section 3.1(b) herein, RTI’s right to cease supply of particular Specialty Allografts or Bone Paste as per Section 3.1(e) herein, and any fee changes (increases or decreases) necessary due to material changes in market conditions, regulatory or quality compliance requirements imposed by the FDA or another applicable regulatory authority or material changes in the costs of processing products. During the calendar month immediately prior to the Review Month, RTI or MSD, as the case may be, shall give written notice to the other identifying any Specialty Allografts or Bone Baste that it believes should be the subject of such good faith discussions. Neither party shall be permitted to deliver notice identifying Specialty Allografts or Bone Paste in more than [***] Product Families.

5.3 Payment Terms. All LSF payments shall be paid in U.S. Dollars within thirty (30) days of the later of MSD’s receipt of Specialty Allografts or Bone Paste, as the case may be, pursuant to a Binding Order, or the receipt of RTI’s invoice therefor.

5.4 Fee in Connection with Fourth Amendment. RTI will pay MSD an exclusivity buy-out fee in the amount of Three Million Dollars ($3,000,000). RTI will pay such fee via wire transfer in immediately available funds on the Fourth Amendment Effective Date. Such payment shall be made without deduction or offset.

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5.5 Royalty. RTI shall pay MSD a royalty equal to [***]%) of Net Revenues of Spinal Allografts from and after the 4th Amendment Effective Date. If RTI is acquired by another distributor of Spinal Allografts, the acquiring company will continue to pay MSD a royalty equal to [***]%) of Net Revenues of Spinal Allografts; provided that such royalty will be [***]%) if such Spinal Allografts are not distributed to end user accounts through a third party distributor (i.e., if such Spinal Allografts are distributed directly to end user accounts by such acquirer).

Notice of payments along with the report required under Section 5.6 shall be sent by RTI to MSD address for notices in Section 9.9. All royalty payments by RTI hereunder shall be made in U.S. dollars without deduction or offset.

5.6 Royalty Report. Within thirty (30) days of the end of each calendar quarter, beginning with the first full or partial calendar quarter ending after the Fourth Amendment Effective Date, the chief financial officer of RTI shall certify for that quarter in a written report delivered to MSD as to the Net Revenue by customer for Spinal Allografts during such calendar quarter. Simultaneous with the delivery of such report, RTI shall pay the amount of royalties due for the applicable reporting period.

Further, RTI shall maintain the information described below and copies of such information shall be made available to MSD upon reasonable request:

(a) the identity (by commercial product name, RTI product catalogue name or similar indicia) of all Spinal Allografts transferred to third parties;

(b) for each identified Spinal Allograft, the number of such allografts transferred during the applicable reporting period and the resulting Net Revenue thereof; and

(c) for each identified Spinal Allograft, RTI’s computation of the royalties due.

5.7 Records. With respect to the royalty and reporting set forth in Section 5.5 and Section 5.6, RTI shall keep accurate records with respect to all Spinal Allografts transferred or disposed of to third parties. These records shall be retained for a period of five (5) years from date of reporting and payment notwithstanding the expiration or other termination of this Agreement. MSD shall have the right at its expense (except as provided below), to examine and audit, not more than once in any six month period, and during normal business hours, all records and accounts as may contain information bearing upon the amount and the calculation of royalties payable to MSD under this Agreement. Prompt adjustment shall be made by RTI or by MSD to compensate for any errors and/or omissions disclosed by such examination or audit. If such error and/or omission results in an underpayment exceeding [***]%) of the royalties due and owing in any particular period, RTI shall pay MSD for its out-of-pocket costs and expenses and an additional fee equal to [***]%) of such underpayment. Neither such right to examine and audit nor the right to receive such additional fee shall be affected by

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any statement to the contrary appearing on checks or otherwise and shall not relieve RTI of its obligations to make the payments required hereunder.

For purposes of the foregoing, the following terms shall have the meanings indicated:

“Spinal Allograft” means any allograft reasonably anticipated to be used primarily for spinal procedures; provided that the term “Spinal Allograft” shall not include (i) Non-exclusive Specialty Allografts, (ii) allografts listed in the RTI catalogue attached hereto as Schedule 5.7, (iii) Bone Paste or (iv) any allograft whose rights to manufacture or distribute are acquired by RTI from a third party engaged in the processing of spinal allografts pursuant to a bona fide arms-length acquisition or merger transaction closing after the Fourth Amendment Effective Date and involving up-front consideration payable by RTI having a fair market value in excess of [***]; and provided that such spinal allografts are marketed in the U.S. during the six month period preceding the acquisition or merger transaction and have an annualized rate of distribution fees in excess of [***]).

“Net Revenue” means the aggregate amount of all gross revenue in the Exclusive Territory charged to third parties for Spinal Allografts by or on behalf of RTI or any affiliate less (i) amounts repaid or credited in the ordinary course of business by reason of defects or returns, (ii) sales, excise, value added and/or use taxes actually paid by RTI to the extent included in revenue charged to third parties for Spinal Allografts, (iii) trade and quantity discounts actually allowed by RTI as customary in the trade, and (iv) duties and similar governmental assessments paid by RTI to the extent included in revenue charged to third parties for Spinal Allografts, and (v) customary transportation, shipping, and insurance costs actually paid by RTI to a third party if and to the extent included in the revenue charged to third parties for Spinal Allografts.

ARTICLE VI

CERTAIN AGREEMENTS OF RTI AND MSD

6.1 Inspections. The Parties shall permit, once annually, on reasonable notice, a representative of the other Party to inspect those processing facilities and methods of necessary or desirable by the other Party for the purpose of determining the other Party’s compliance with the undertakings set forth in this Agreement or satisfying a Party’s legal or regulatory obligations. The representative shall sign an agreement promising not to use any information obtained from the inspection except for its determination of such Party’s compliance. In addition to the annual inspection provided pursuant to this Agreement, if (A) (i) RTI has engaged in international distribution pursuant to Section 3.1(d) hereof and (ii) a Supply Shortfall has occurred or (B) a Supply Shortfall for Bone Paste has occurred, then MSD shall be permitted to conduct an additional inspection of records relating to RTI’s receipt of donor tissue suitable for products which are subject to such Supply Shortfall or such lower RTI Forecast at any time within [###] ([###]) days after occurrence of such event solely for the purpose of ensuring that MSD is receiving priority on supply as required by this Agreement (or at least

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equal priority as provided in Section 3.3(e)(ii)(B)). No observation or inspection under this Section 6.1 shall serve to waive any rights of MSD or RTI hereunder.

6.2 Ownership and Licensing of Intellectual Property Rights.

(a) Intellectual Property Rights. For purposes of this Agreement, “Intellectual Property Rights” means all works, including literary works, pictorial, graphic and sculptural works, architectural works, works of visual art, and any other work that may be the subject matter of copyright protection; advertising and marketing concepts; trademarks; information; data; formulas; designs; models; drawings; computer programs; including all documentation, related listings, design specifications and flow charts, trade secrets and any inventions including all processes, machines, manufactures and compositions of matter and any other invention that may be the subject matter of any pending patent application or issued patent; and all statutory protection obtained or obtainable thereon.

(b) License of MSD Technology. During the term of this Agreement, MSD hereby grants to RTI a nonexclusive, non-transferable, non-sublicensable license to use the Intellectual Property Rights filed by MSD relating to Specialty Allografts and Bone Paste for the sole purpose of enabling RTI to perform its obligations under this Agreement. All right, title and interest in and to such licensed Intellectual Property Rights shall remain exclusively in the ownership of MSD, except that nothing in this Agreement should be construed as an admission by RTI as to MSD’s right, title, interest or inventorship in and to such Intellectual Property Rights. Nothing in this Agreement shall be construed as conferring any license or other right, by implication, estoppel or otherwise, under any Intellectual Property Rights of MSD except as expressly set forth in this Section 6.2(b).

(c) License of RTI Technology. During the term of this Agreement, RTI hereby grants to MSD a nonexclusive, non-transferable, non-sublicensable license to use the Intellectual Property Rights filed by RTI relating to Specialty Allografts and Bone Paste for the sole purpose of enabling MSD to perform its obligations under this Agreement. All right, title and interest in and to such licensed Intellectual Property Rights shall remain exclusively in the ownership of RTI, except that nothing in this Agreement should be construed as an admission by MSD as to RTI’s right, title, interest or inventorship in and to such Intellectual Property Rights.

(d) Sublicense of Intellectual Property Rights. Upon the occurrence of a Supply Shortfall and during the Supply Shortfall License Period (as provided in Section 3.3(f)), MSD shall have the right to sublicense temporarily to Third Party Suppliers any Intellectual Property Rights of RTI reasonably necessary to permit the Third Party Suppliers to process and manufacture Exclusive Specialty Allografts. Such sublicense and assistance shall apply only to the Product Family that is the subject of the Supply Shortfall.

6.3 Development of New Allografts.

(a) New Allografts. The Parties acknowledge that while working under this Agreement, new allografts not listed on Schedule 2.1 and not covered by Section 2.3, may be developed by the Parties jointly (“Jointly-Developed New Allografts”). The Parties acknowledge that the provisions of this Section 6.3 are not intended to cover Bone Paste.

(b) Development of Jointly-Developed New Allografts. If the Parties agree to develop a Jointly-Developed New Allograft, they will do the following:

(i) At MSD’s request, RTI shall produce prototypes of any Jointly-Developed New Allograft design for testing and clinical evaluation under the terms provided in this Section 6.3.

(ii) The Parties will dedicate sufficient engineering and other resources to the ongoing development of any Jointly-Developed New Allograft so that such development will be timely and properly accomplished. The Parties will work to agree on specifications, development schedules and a budget with respect to the development of any Jointly-Developed New Allograft. Such specifications, schedule and budget shall be reviewed and adjusted at least once per calendar year.

(iii) All costs associated with the development of a Jointly-Developed New Allograft shall be shared in accordance with the budgets agreed to by the Parties; provided, however, (i) MSD and RTI shall share equally all costs related to regulatory tests, studies and approvals with respect to a Jointly-Developed New Allograft; (ii) RTI shall be solely responsible for all costs related to regulatory tests, studies and approvals with respect to its procurement, processing and manufacturing procedures and processes; and (iii) MSD shall reimburse RTI for its costs incurred in connection with the production of prototypes requested by MSD, provided that such costs are mutually agreed to at the time of MSD’s request for such prototypes.

(iv) The Jointly-Developed New Allograft shall be added to Schedule 2.1 as a Specialty Allograft.

(c) LSF Applicable to Jointly-Developed New Allografts. With respect to each Jointly-Developed New Allograft, the LSF shall be an amount mutually agreed upon prior to commencement of development.

(d) Initial New Allograft Forecast. With respect to any Jointly-Developed New Allograft added to Schedule 2.1 in accordance with the terms of Section 6.3, MSD shall provide a good faith non-binding forecast of MSD’s demand for such allograft for the following three (3) calendar months along with the next scheduled MSD Forecast and such forecast may contain, in MSD’s discretion, an initial stocking order. In subsequent months, such allograft shall be included in the MSD Binding Forecast and the MSD Forecasts.

6.4 Inspection Rights. RTI and MSD shall keep complete and accurate books and records which allow verification of the information contained in fee schedules, invoices and shipping notices and other documentation required under this Agreement. Each Party shall be permitted access during normal business hours and upon reasonable notice during the term of this Agreement to such books and records of the other Party that are necessary in order to verify the other Party’s compliance with the terms of the Agreement.

6.5 Confidentiality. While this Agreement is in effect, and for two (2) years after the termination of this Agreement (or for such longer period as any such Confidential Information may constitute a trade secret), none of MSD or RTI, their affiliates, or any directors, shareholders, officers, employees or agents of the foregoing (collectively, the “Affiliates”) shall divulge to anyone any Confidential Information (as hereinafter defined), except: (i) as required in the course of performing the obligations hereunder; (ii) to attorneys, accountants and other advisors; (iii) with the express written consent of MSD or RTI (as the case may be); or (iv) as required by law. The term “Confidential Information” shall mean any information relating to MSD or RTI or their business which is, (1) disclosed to the other (or to the other’s Affiliates) during the negotiation of and performance of this Agreement and (2) is marked “Confidential” if provided in writing, or if delivered verbally, is reduced to writing within thirty (30) days and marked “Confidential.” “Confidential Information” shall also include the terms and conditions of this Agreement, all ordering and distribution information arising under this Agreement and all Intellectual Property Rights relating to Specialty Allografts and Bone Paste. “Confidential Information” shall not include any information which (i) becomes public knowledge without breach by the other of this Agreement; (ii) is obtained by the other (or the other’s Affiliates) from a person or business entity under circumstances permitting its disclosure to others; (iii) may be demonstrated to have been known at the time of receipt thereof as evidenced by tangible records; or (iv) is required to be disclosed as a result of a judicial order or decree or governmental law or regulation. If a Party makes a disclosure of Confidential Information which is permitted by the terms of this Agreement, such Party shall give prior notice to the other Party, cooperate with the other Party in efforts to prevent or restrict such disclosure and be responsible for ensuring that the person to whom it is disclosed maintains the confidentiality of such Confidential Information in accordance with the terms of this Agreement.

6.6 Opinion of Counsel. On the Effective Date or as soon thereafter as is practicable, RTI shall provide an opinion from Holland & Knight L.L.P., as counsel to RTI, dated as of the Effective Date, affirming (i) the legality of the commercial relationship described in this Agreement, (ii) the enforceability of this Agreement, (ii) that the execution and delivery of this Agreement by RTI will not conflict with, or result in a breach or default under, RTI’s charter, bylaws or other organizational documents or any agreement, contract, arrangement, mortgage or indenture to which it is bound, and (iv) that this Agreement complies in all respects with all statutes, rules, regulations or orders applicable to RTI and Specialty Allografts and Bone Paste. MSD shall pay RTI’s counsel actual reasonable costs for updating counsel’s prior opinion letter RTI’s counsel not to exceed $10,000.

6.7 License Grants. (a) If any of the Schedule 6.7 RTI Patents are (or are determined to be) solely owned by RTI, then RTI agrees to grant and does hereby grant to MSD and its affiliates a fully paid up, irrevocable, royalty-free, worldwide, non-exclusive license, with the right to sub-license, to make, have made, import, use, offer to sell, and sell products covered by the claims in each such Schedule 6.7 RTI Patent; provided that RTI is not granting MSD the right to sublicense in the xenograft field with respect to US Patent 7,048,765 and US Patent 7,048,762.

If any of the Schedule 6.7 MSD Patents are (or are determined to be) solely owned by MSD, then MSD agrees to grant and does hereby grant to RTI a fully paid up, irrevocable, royalty-free, worldwide, non-exclusive license, limited to the field of allografts and xenografts, to make, import, use, offer to sell, and sell products covered by the claims in each such Schedule 6.7 MSD Patent.

RTI agrees that it will not process or distribute any product that is covered by the Schedule 6.7 MSD Patents or the Schedule 6.7 RTI Patents other than allograft and xenograft products. RTI agrees that it will not license or sublicense any of the Schedule 6.7 MSD Patents or the Schedule 6.7 RTI Patents to any third party. With the exception of the restrictions set forth herein, nothing shall prohibit RTI from utilizing any RTI joint or solely owned patent rights to design spinal allograft and xenograft products for distribution by RTI to third parties.

The term “Schedule 6.7 RTI Patents” means the patents and applications listed on Schedule 6.7 as well as any other invention (and all applications and patents based on such inventions) developed or conceived by RTI during the term of this Agreement (or any of the prior agreements between the parties) and prior to the Fourth Amendment Effective Date and that is, in whole or in part, directed to (x) the shape, configuration or outline of a spinal implant or any uses of a spinal implant (including allograft spinal implants) or (y) surgical instruments designed to be used with any spinal implant (including allograft spinal implants). The term “Schedule 6.7 RTI Patents” does not include any invention conceived by RTI, with or without the assistance of a third party, after the Fourth Amendment Effective Date (except to the extent included by reason of the application of Section 6.7(b)).

For purposes of the preceding paragraph, the term “shape, configuration or outline” of a spinal implant shall include assembly, pinning and/or slabbing technologies and any technologies involving the composition of an allograft but shall exclude any technologies involving how to cut, cleanse or machine an allograft.

The term “Schedule 6.7 MSD Patents” means the patents and applications listed on Schedule 6.7 as well as any other invention (and all applications and patents based on such inventions) developed or conceived by MSD during the term of this Agreement (or any of the prior agreements between the parties) and prior to the Fourth Amendment Effective Date and that is, in whole or in part, directed to how to cut, cleanse or machine spinal allografts. The term “Schedule 6.7 MSD Patents” does not include any invention conceived by MSD, with or without the assistance of a third party, after the Fourth Amendment Effective Date (except to the extent included by reason of the application of Section 6.7(b)).

(b) All references to “applications” and “patents” licensed under Section 6.7(a) shall include the identified patents and patent applications as well as: (1) all worldwide applications and patents claiming priority from the identified applications and patents, including, without limitation, continuation, continuation-in-part, divisional, reexamination or reissue patent applications or extensions to any of the foregoing; and (2) all worldwide applications and patents from which the identified applications and patents claim priority, including, without limitation, continuation, continuation-in-part, divisional, reexamination or reissue patent applications or extensions to any of the foregoing.

(c) Nothing in this Agreement shall be construed as an admission by either party as to the other party’s right, title, interest or inventorship in and to any Intellectual Property Rights.

ARTICLE VII

TERM AND TERMINATION

7.1 Term. Unless terminated earlier in accordance with Section 7.2 herein, this Agreement shall be effective as of the Effective Date and shall continue until June 1, 2014 (the “Original Termination Date”); provided, however, upon the mutual written agreement of the Parties, this Agreement shall continue in effect until June 1, 2026 (the “Renewal Termination Date”).

7.2 Early Termination. Either Party hereto may terminate this Agreement: (a) due to a material breach by the other Party of any of its obligations or covenants hereunder upon thirty (30) calendar days written notice to the breaching Party of its intent to so terminate if such breaching Party fails to remedy such breach within such thirty (30) calendar days, or if such breach cannot be remedied within such thirty (30) calendar days, only if such breaching Party has not undertaken good faith efforts to remedy such breach, (b) immediately upon the insolvency or filing for bankruptcy by the other Party or (c) upon the mutual written consent of the Parties. Notwithstanding the foregoing, the parties acknowledge and agree that in the event of an attempt by one party to terminate this Agreement pursuant to this Section 7.2(a) that is disputed by the other party, this Agreement shall remain in full force and effect and no party shall be excused of performance under this Agreement unless and until such right to terminate has been confirmed by the arbitrator pursuant to Section 9.12 hereof or has been otherwise agreed by the parties.

7.3 Accrued Obligations. In the event that this Agreement is terminated pursuant to Section 7.2 hereof, the duties and obligations of the Parties which have accrued prior to termination, including without limitation, the obligation to process and deliver quantities of Specialty Allografts and Bone Paste for which orders have been validly issued prior to the effective date of termination and the correlative obligation to pay for such quantities, shall not be released or discharged by such termination.

ARTICLE VIII

INDEMNIFICATION

8.1 Indemnification by MSD. Subject to RTI’s indemnification obligations pursuant to Section 8.2 herein, MSD shall indemnify and hold RTI, its officers, directors, employees, agents, and affiliates, harmless from any and all losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys fees and court costs, that may result from any demand, claim or litigation brought by a third party and relating to or resulting from criminal conduct, intentional torts, gross negligence, negligence, misstatements or misrepresentations of MSD’s employees, or independent representatives, and all other third party claims, demands, or litigation relating to, resulting from or arising out of (i) the distribution activities of MSD hereunder, including breach of this Agreement and any representations, warranties, or covenants contained herein, or (ii) any claim of patent infringement with respect to the Intellectual Property Rights licensed by MSD to RTI pursuant to Section 6.2(b).

8.2 Indemnification by RTI. Subject to MSD’s indemnification obligations pursuant to Section 8.1 herein, RTI shall indemnify and hold MSD, its officers directors, employees, agents, and affiliates harmless from any and all losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys fees and court costs, that may result from any demand, claim or litigation brought by a third party and relating to, resulting from or arising out of (i) the failure of any Specialty Allografts or Bone Paste to comply with the Specialty Allograft Specifications or the Bone Paste Specifications, as the case may be, (ii) a breach by RTI of this Agreement or any warranty, representation or covenant contained herein, (iii) the failure of the packaging related to Specialty Allografts or Bone Paste to comply with the Specialty Allograft Packaging Specifications or the Bone Paste Packaging Specifications, as the case may be, or any other claim, demand or litigation relating to or resulting from Specialty Allografts or Bone Paste, or (iv) any product liability claim for Specialty Allografts or Bone Paste.

8.3 Indemnification Procedure. If a Party (the “Indemnitee”) receives notice of any claim or the commencement of any action or proceeding with respect to which the other Party (the “Indemnifying Party”) is obligated to provide indemnification pursuant to Article VIII hereof, the Indemnitee shall promptly give the Indemnifying Party notice thereof and shall permit the Indemnifying Party to participate in the defense of any such claim, action or proceeding by counsel of the Indemnifying Party’s own choosing and at the Indemnifying Party’s own expense. In addition, upon written request of the Indemnitee, the Indemnifying Party shall assume carriage of the defense of any such claim, action or proceeding. In any event, the Indemnitee and the Indemnifying Party shall cooperate in the compromise of, or defense against, any such asserted liability.

8.4 Insurance. During the term of this Agreement, RTI shall maintain, at its expense, a policy of comprehensive general liability insurance sufficient to honor the indemnity made herein, with products liability endorsement, and in an amount not less than [***] in the annual aggregate. Said policy shall name MSD and its affiliates as additional insureds, it being understood that MSD shall have the right to seek recovery under RTI’s insurance policy in the event of a casualty loss for which RTI provides indemnity hereunder. Within [***] days after the 4th Amendment Effective Date, Supplier shall furnish Medtronic with a certificate of insurance evidencing such coverage, which certificate shall provide for not less than [***] days advance written notice to MSD prior to material change in coverage or policy cancellation. RTI acknowledges that MSD is self insured with respect to its indemnity obligations hereunder.

8.5 Survival of Obligations. The respective obligations of the Parties hereto pursuant to Article VIII shall survive the termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

9.1 Entire Agreement. This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes any prior expression of intent or agreement of the Parties with respect thereof.

9.2 Amendments. This Agreement shall not be modified, altered, or amended except by an agreement in writing signed by duly authorized representatives of each of the Parties hereto.

9.3 Governing Law; Jurisdiction; Injunctive Relief. This Agreement shall be governed by the laws of the State of Florida (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. Any action or proceeding arising under or relating to this Agreement shall be brought in the courts of the State of Florida, County of Alachua or State of Tennessee, County of Shelby, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Florida or the Western District of Tennessee, and each Party consents to the jurisdiction of such courts (and the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Notwithstanding the provisions for arbitration in Section 9.12 hereof, RTI hereby agrees that any remedy at law for any breach of the provisions contained in Sections 3.1 or 6.3(d) hereof shall be inadequate and MSD shall be entitled to injunctive relief in addition to any other remedy MSD might have at law or under this Agreement in order to enforce the provisions of such sections of this Agreement.

9.4 Force Majeure. The Parties shall be excused from performing their obligations under this Agreement if performance is delayed or prevented by any event beyond such Party’s reasonable control and without the fault or negligence of the Party seeking to excuse performance, including, but not limited to, acts of God, fire, terrorism, explosion, weather,

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plague, war, insurrection, civil strife or riots, provided, however, such performance shall be excused only to the extent of and during such disability and such Party takes reasonable efforts to remove the disability. Any Party seeking to excuse or delay performance under this Section 9.4 shall provide detailed written notice to the other Party of the nature and anticipated duration of the delay.

9.5 Severability. In the event that any Part of this Agreement shall for any reason be finally adjudged by a court of competent jurisdiction or determined by a governmental body to be invalid or unenforceable, then, unless such part is deemed material by either or both Parties, this Agreement shall continue in effect and such part shall be excised hereof. If either Party determines that such part hereof found to be invalid or unenforceable is material to the operation or performance of this Agreement, then such Party may, by written notice to the other Party, request that the Parties attempt to renegotiate this Agreement to alleviate or eliminate any difficulty caused to such Party by such invalidity or unenforceability.

9.6 Waiver. No failure or delay on the part of either Party to enforce any provision of this Agreement or to exercise any right granted hereby shall operate as a waiver thereof unless or until the right to enforce any such provision or to exercise any such right has been waived in writing by such Party. Any waiver of any provision hereof or right hereunder shall be effective only in accordance with its terms and may be restricted in any way. No waiver of any provision hereof or any right hereunder shall constitute a waiver of a continuance or reoccurrence of the failure to perform, except as provided in such waiver.

9.7 No Third Party Beneficiaries. This Agreement shall be construed to be for the benefit of the Parties hereto only and shall confer no right or benefit upon any other person.

9.8 Independent Contractors. The Parties each acknowledge that they intend by this Agreement to establish the relationship of independent contractors with regard to the subject matter hereof and do not intend to undertake any relationship of principal and agent or to create any joint venture or partnership or a fiduciary relationship between them or their respective successors in interest.

9.9 Notices. With the exception of the RTI Forecast and the MSD Forecast described in Section 3.4 herein, any notice, report or consent required or permitted by this Agreement to be given or delivered shall be in writing and shall be deemed given or delivered if delivered in person, or sent by courier or expedited delivery service, or sent by registered or certified mail, postage prepaid, return receipt requested, or sent by facsimile (if confirmed), as follows:

If to MSD:

Medtronic Sofamor Danek USA, Inc.

1800 Pyramid Place

Memphis, Tennessee 38132

Attention: President

Facsimile: 901-344-1570

with a copy to:

Vice President and Senior Counsel

Medtronic Sofamor Danek, Inc.

1800 Pyramid Place

Memphis, Tennessee 38132

Facsimile: 901-344-1576

and

President, Biologics

Medtronic Sofamor Danek, Inc.

1800 Pyramid Place

Memphis, Tennessee 38132

Facsimile: 901-344-1566

and

Alvin Davis, Esq,

Steel Hector & Davis LLP

200 South Biscayne Boulevard, 41st Floor

Miami, FL 33131-2398

Fax: 305-577-7001

If to RTI:

Regeneration Technologies, Inc.

11621 Research Circle

P.O. Box 2650

Alachua, Florida 32615-2650

Attention: Chief Executive Officer

Facsimile: 386-418-3608

with a copy to:

Jerome W. Hoffman

Holland & Knight LLP

315 S. Calhoun Street, Suite 600

Tallahassee, Florida 32302-0810

Facsimile: 850-224-8832

and

Warren J. Nimetz

Fulbright & Jaworski LLP

666 Fifth Avenue, 31st Floor

New York, New York 10103-3198

Facsimile: 202-318-3400

Any such notice, report or consent shall be effective upon delivery if given or delivered in person, or sent by courier or expedited delivery service, or upon receipt if sent by facsimile which is confirmed, or on the third business day following mailing if mailed. Either Party hereto may change its address for purposes hereof by giving the other Party written notice of such change as above provided. Notwithstanding the foregoing, any notice intended to act as a formal and official notice, report or consent under any provision of this Agreement (other than Section 3.4 hereof) must be sent by Brian Hutchison or his successor (if coming from RTI) or Pete Wehrly and/or Michael DeMane or their successors (if coming from MSD).

9.10 Assignment. Except as provided hereafter, neither Party may assign its rights and obligations hereunder without the prior written consent of the other Party and such consent shall not be unreasonably withheld. No permitted assignment hereunder shall be deemed effective until the assignee shall have executed and delivered an instrument in writing reasonably satisfactory in form and substance to the other Party pursuant to which the assignee assumes all of the obligations of the assigning Party hereunder. Notwithstanding any of the prior terms in this Section 9.10, either Party may freely assign this Agreement or any of its rights or obligations hereunder in connection with a sale involving substantially all of the Party’s assets or to a company which is a wholly owned subsidiary of the assigning Party, and MSD may assign this Agreement or any of its rights or obligations hereunder, in whole or in part, to Medtronic, Inc. or to any entity in which Medtronic, Inc. holds a direct or indirect interest of at least fifty percent (50%). RTI may assign this Agreement, or any of its rights or obligations hereunder, in whole or in part, to any entity in which RTI holds a direct or indirect interest of at least 50%.

9.11 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when signed by each of the Parties hereto.

9.12 Arbitration. Except where this Agreement calls for the use of a special master, any dispute or claim arising under or with respect to this Agreement, including the interpretation, performance or non-performance of this Agreement other than the items addressed by Section 6.7, and the right to terminate shall be resolved by arbitration in Miami, Florida or such other location as agreed to by the Parties, in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association, modified as follows to include these provisions:

(a) The AAA’s Expedited Procedures shall not be followed;

(b) The arbitration will be decided by a neutral arbitrator selected by the Parties from a group of at least ten potential candidates identified by the Center for Public Resources, Inc. or similar neutral, third-party organization to which the Parties agree;

(c) The Parties will work together so that the arbitrator will be appointed within thirty days of the filing of the Arbitration Demand;

(d) For disputes involving patent rights, the arbitrator will be a registered patent attorney with at least fifteen years of experience in patent matters;

(e) Reasonably limited discovery, in the form of document requests and depositions will be allowed; the Parties will confer with the arbitrator early in the arbitration process regarding the amount and scope of discovery;

(f) If a Party intends to offer live or written witness testimony to the arbitrator, the other Party shall have the right to depose the witness under oath;

(g) The Parties shall submit simultaneous pre-hearing statements to the arbitrator; after the hearing, the Parties shall submit simultaneous opening and simultaneous reply briefs to the arbitrator setting forth their positions on the dispute and view of the evidence;

(h) The arbitrator will render a written, reasoned, draft award;

(i) The Parties will be permitted to comment on the draft award including any perceived errors or necessary corrections;

(j) The arbitrator will render a written, reasoned, final award;

(k) The hearing will be held in Miami, Florida or such other location as agreed to by the Parties.

The decision or award of the arbitrator will be final and binding upon the Parties. The arbitrator will have the discretion to impose the cost of the arbitration upon the losing Party or divide it between the Parties on any terms which the arbitrator deems equitable; provided, however, that each Party will bear its own legal fees. Any decision or award rendered by the arbitrator may be entered as a judgment or order in any court of competent jurisdiction.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

REGENERATION TECHNOLOGIES, INC.

By:	/s/ Thomas F. Rose
Printed Name:	Thomas F. Rose
Title:	Vice President, Chief Financial Officer and Secretary

MEDTRONIC SOFAMOR DANEK USA, INC.

By:	/s/ Shawn McCormick
Printed Name:	Shawn McCormick
Title:	Vice President, Spine and Navigation

[SIGNATURE PAGE TO DISTRIBUTION AND LICENSE AGREEMENT]

SCHEDULE 2.1

LIST OF PRODUCTS

Revised/Restructured Schedule 2.1

Exclusive Product Code	Description	LSF Effective 10/01/06
Cornerstone SR (SR Cortical Block)
200511	Cornerstone SR Cortical Block 5 x 11 x 11mm	[***]
200541	Cornerstone SR Cortical Block 5 x 14 x 11mm	[***]
200544	Cornerstone SR Cortical Block 5 x 14 x 14mm	[***]
200611	Cornerstone SR Cortical Block 6 x 11 x 11mm	[***]
200641	Cornerstone SR Cortical Block 6 x 14 x 11mm	[***]
200644	Cornerstone SR Cortical Block 6 x 14 x 14mm	[***]
200711	Cornerstone SR Cortical Block 7 x 11 x 11mm	[***]
200741	Cornerstone SR Cortical Block 7 x 14 x 11mm	[***]
200811	Cornerstone SR Cortical Block 8 x 11 x 11mm	[***]
200841	Cornerstone SR Cortical Block 8 x 14 x 11mm	[***]
200911	Cornerstone SR Cortical Block 9 x 11 x 11mm	[***]
200941	Cornerstone SR Cortical Block 9 x 14 x 11mm	[***]

Cornerstone ASR (Composite Cortical-Cancellous Block)
245541	ASR Cortical-Cancellous Block 5 x 14 x 11mm	[***]
245641	ASR Cortical-Cancellous Block 6 x 14 x 11mm	[***]
245741	ASR Cortical-Cancellous Block 7 x 14 x 11mm	[***]
245841	ASR Cortical-Cancellous Block 8 x 14 x 11mm	[***]
245941	ASR Cortical-Cancellous Block 9 x 14 x 11mm	[***]
245041	ASR Cortical-Cancellous Block 10 x 14 x 11mm	[***]
245141	ASR Cortical-Cancellous Block 11 x 14 x 11mm	[***]
245241	ASR Cortical-Cancellous Block 12 x 14 x 11mm	[***]
245341	ASR Cortical-Cancellous Block 13 x 14 x 11mm	[***]

Cornerstone LASR (Lordotic Composite Cortical-Cancellous Block)
345511	Lordotic ASR Cortical-Cancellous Block 5 x 11 x 11mm	[***]
345541	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 11mm	[***]
345544	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 14mm	[***]
345611	Lordotic ASR Cortical-Cancellous Block 6 x 11 x 11mm	[***]
345641	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 11mm	[***]
345644	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 14mm	[***]
345711	Lordotic ASR Cortical-Cancellous Block 7 x 11 x 11mm	[***]
345741	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 11mm	[***]
345744	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 14mm	[***]
345811	Lordotic ASR Cortical-Cancellous Block 8 x 11 x 11mm	[***]
345841	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 11mm	[***]
345844	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 14mm	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

245911	Lordotic ASR Cortical-Cancellous Block 9 x 11 x 11mm	[***]
345941	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 11mm	[***]
345944	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 14mm	[***]
345011	Lordotic ASR Cortical-Cancellous Block 10 x 11 x 11mm	[***]
345041	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 11mm	[***]
345044	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 14mm	[***]
345111	Lordotic ASR Cortical-Cancellous Block 11 x 11 x 11mm	[***]
345141	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 11mm	[***]
345144	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 14mm	[***]
345211	Lordotic ASR Cortical-Cancellous Block 12 x 11 x 11mm	[***]
345241	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 11mm	[***]
345244	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 14mm	[***]

Product Code	Description	LSF Effective 10/01/06
Cornerstone Pinnacle
545541	Cornerstone Pinnacle 5 x 14 x 11	[***]
545641	Cornerstone Pinnacle 6 x 14 x 11	[***]

Cornerstone Lordotic MASR Pinnacle
645511	Lordotic MASR Cortical-Cancellous Block 5 x 11 x 11mm	[***]
645541	Lordotic MASR Cortical-Cancellous Block 5 x 14 x 11mm	[***]
645544	Lordotic MASR Cortical-Cancellous Block 5 x 14 x 14mm	[***]
645611	Lordotic MASR Cortical-Cancellous Block 6 x 11 x 11mm	[***]
645641	Lordotic MASR Cortical-Cancellous Block 6 x 14 x 11mm	[***]
645644	Lordotic MASR Cortical-Cancellous Block 6 x 14 x 14mm	[***]

Cornerstone SR Assembled Cortical
330511	ACSR Cortical Block 5 x 11 x 11mm	[***]
330541	ACSR Cortical Block 5 x 14 x 11mm	[***]
330544	ACSR Cortical Block 5 x 14 x 14mm	[***]
330611	ACSR Cortical Block 6 x 11 x 11mm	[***]
330641	ACSR Cortical Block 6 x 14 x 11mm	[***]
330644	ACSR Cortical Block 6 x 14 x 14mm	[***]
330711	ACSR Cortical Block 7 x 11 x 11mm	[***]
330741	ACSR Cortical Block 7 x 14 x 11mm	[***]
330744	ACSR Cortical Block 7 x 14 x 14mm	[***]
330811	ACSR Cortical Block 8 x 11 x 11mm	[***]
330841	ACSR Cortical Block 8 x 14 x 11mm	[***]
330844	ACSR Cortical Block 8 x 14 x 14mm	[***]
330911	ACSR Cortical Block 9 x 11 x 11mm	[***]
330941	ACSR Cortical Block 9 x 14 x 11mm	[***]
330944	ACSR Cortical Block 9 x 14 x 14mm	[***]
331011	ACSR Cortical Block 10 x 11 x 11mm	[***]
331041	ACSR Cortical Block 10 x 14 x 11mm	[***]
331044	ACSR Cortical Block 10 x 14 x 14mm	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

331111	ACSR Cortical Block 11 x 11 x 11mm	[***]
331141	ACSR Cortical Block 11 x 14 x 11mm	[***]
331144	ACSR Cortical Block 11 x 14 x 14mm	[***]
331211	ACSR Cortical Block 12 x 11 x 11mm	[***]
331241	ACSR Cortical Block 12 x 14 x 11mm	[***]
331244	ACSR Cortical Block 12 x 14 x 14mm	[***]
331311	ACSR Cortical Block 13 x 11 x 11mm	[***]
331341	ACSR Cortical Block 13 x 14 x 11mm	[***]
331344	ACSR Cortical Block 13 x 14 x 14mm	[***]

Product Code	Description	LSF Effective 10/01/06
Cornerstone Lordotic SR Assembled Cortical
340511	L-ACSR Cortical Block 5 x 11 x 11mm	[***]
340541	L-ACSR Cortical Block 5 x 14 x 11mm	[***]
340544	L-ACSR Cortical Block 5 x 14 x 14mm	[***]
340611	L-ACSR Cortical Block 6 x 11 x 11mm	[***]
340641	L-ACSR Cortical Block 6 x 14 x 11mm	[***]
340644	L-ACSR Cortical Block 6 x 14 x 14mm	[***]
340711	L-ACSR Cortical Block 7 x 11 x 11mm	[***]
340741	L-ACSR Cortical Block 7 x 14 x 11mm	[***]
340744	L-ACSR Cortical Block 7 x 14 x 14mm	[***]
340811	L-ACSR Cortical Block 8 x 11 x 11mm	[***]
340841	L-ACSR Cortical Block 8 x 14 x 11mm	[***]
340844	L-ACSR Cortical Block 8 x 14 x 14mm	[***]
340911	L-ACSR Cortical Block 9 x 11 x 11mm	[***]
340941	L-ACSR Cortical Block 9 x 14 x 11mm	[***]
340944	L-ACSR Cortical Block 9 x 14 x 14mm	[***]
341011	L-ACSR Cortical Block 10 x 11 x 11mm	[***]
341041	L-ACSR Cortical Block 10 x 14 x 11mm	[***]
341044	L-ACSR Cortical Block 10 x 14 x 14mm	[***]
341111	L-ACSR Cortical Block 11 x 11 x 11mm	[***]
341141	L-ACSR Cortical Block 11 x 14 x 11mm	[***]
341144	L-ACSR Cortical Block 11 x 14 x 14mm	[***]
341211	L-ACSR Cortical Block 12 x 11 x 11mm	[***]
341241	L-ACSR Cortical Block 12 x 14 x 11mm	[***]
341244	L-ACSR Cortical Block 12 x 14 x 14mm	[***]

Cornerstone Reserve (Cortical-Cancellous Ring)
270050	Cortical Ring w/ Cancellous Plug 5mm	[***]
270060	Cortical Ring w/ Cancellous Plug 6mm	[***]
270070	Cortical Ring w/ Cancellous Plug 7mm	[***]
270080	Cortical Ring w/ Cancellous Plug 8mm	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

270090	Cortical Ring w/ Cancellous Plug 9mm	[***]
270100	Cortical Ring w/ Cancellous Plug 10mm	[***]
270110	Cortical Ring w/ Cancellous Plug 11mm	[***]
270120	Cortical Ring w/ Cancellous Plug 12mm	[***]
270130	Cortical Ring w/ Cancellous Plug 13mm	[***]

Cornerstone Select (Fibula Wedge)
210500	Cornerstone Select 5mm	[***]
210600	Cornerstone Select 6mm	[***]
210700	Cornerstone Select 7mm	[***]
210800	Cornerstone Select 8mm	[***]
210900	Cornerstone Select 9mm	[***]
211000	Cornerstone Select 10mm	[***]
211100	Cornerstone Select 11mm	[***]
211200	Cornerstone Select 12mm	[***]
211300	Cornerstone Select 13mm	[***]

Product Code	Description	LSF Effective 10/01/06
Cornerstone Lordotic Select
410500	CORNERSTONE Lordotic Select, 5mm	[***]
410600	CORNERSTONE Lordotic Select, 6mm	[***]
410700	CORNERSTONE Lordotic Select, 7mm	[***]
410800	CORNERSTONE Lordotic Select, 8mm	[***]
410900	CORNERSTONE Lordotic Select, 9mm	[***]
411000	CORNERSTONE Lordotic Select, 10mm	[***]
411100	CORNERSTONE Lordotic Select, 11mm	[***]
411200	CORNERSTONE Lordotic Select, 12mm	[***]
411300	CORNERSTONE Lordotic Select, 13mm	[***]

Unicortical Dowel
280012	Unicortical Dowel 12mm	[***]
280014	Unicortical Dowel 14mm	[***]
280016	Unicortical Dowel 16mm	[***]

Cornerstone Iliac Block, Tricortical
310107	Iliac Block, Tricortical 7mm x 15mm	[***]
310108	Iliac Block, Tricortical 8mm x 15mm	[***]
310109	Iliac Block, Tricortical 9mm x 15mm	[***]
310110	Iliac Block, Tricortical 10mm x 15mm	[***]
310112	Iliac Block, Tricortical 12mm x 15mm	[***]
310114	Iliac Block, Tricortical 14mm x 15mm	[***]
310115	Iliac Block, Tricortical 15mm x 15mm	[***]
310116	Iliac Block, Tricortical 16mm x 15mm	[***]
310118	Iliac Block, Tricortical 18mm x 15mm	[***]
310120	Iliac Block, Tricortical 20mm x 15mm	[***]
310225	Iliac Block, Tricortical 25mm x 15mm	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Tangent
160820	Tangent Impacted Wedge FZ 8 x 20	[***]
161020	Tangent Impacted Wedge FZ 10 x 20	[***]
161220	Tangent Impacted Wedge FZ 12 x 20	[***]
160826	Tangent Impacted Wedge FZ 8 x 26	[***]
161026	Tangent Impacted Wedge FZ 10 x 26	[***]
161226	Tangent Impacted Wedge FZ 12 x 26	[***]
161426	Tangent Impacted Wedge FZ 14 x 26	[***]
170820	Tangent Impacted Wedge FZD 8 x 20	[***]
170826	Tangent Impacted Wedge FZD 8 x 26	[***]
171020	Tangent Impacted Wedge FZD 10 x 20	[***]
171026	Tangent Impacted Wedge FZD 10 x 26	[***]
171220	Tangent Impacted Wedge FZD 12 x 20	[***]
171226	Tangent Impacted Wedge FZD 12 x 26	[***]
171426	Tangent Impacted Wedge FZD 14 x 26	[***]
171626	Tangent Impacted Wedge FZD 16 x 26	[***]

Product Code	Description	LSF Effective 10/01/06
Bicortical Block
862010	Bi-Cortical Block 10mm x 20mm	[***]
862012	Bi-Cortical Block 12mm x 20mm	[***]
862014	Bi-Cortical Block 14mm x 20mm	[***]
862512	Bi-Cortical Block 12mm x 25mm	[***]
862514	Bi-Cortical Block 14mm x 25mm	[***]
862516	Bi-Cortical Block 16mm x 25mm	[***]

Tricortical Block
320105	Tricortical Block 5mm	[***]
320106	Tricortical Block 6mm	[***]
320107	Tricortical Block 7mm	[***]
320108	Tricortical Block 8mm	[***]
320109	Tricortical Block 9mm	[***]
320110	Tricortical Block 10mm	[***]

Freeze-Dried Precision Graft
439010	FZD Machined Cortical Ring 10 x 26 x 26mm	[***]
439012	FZD Machined Cortical Ring 12 x 26 x 26mm	[***]
439014	FZD Machined Cortical Ring 14 x 26 x 26mm	[***]
439016	FZD Machined Cortical Ring 16 x 26 x 26mm	[***]
439018	FZD Machined Cortical Ring 18 x 26 x 26mm	[***]
439020	FZD Machined Cortical Ring 20 x 26 x 26mm	[***]

Frozen Precision Graft
451066	Precision Impacted Cortical ring 10 x 26 x 26	[***]
451244	Precision Impacted Cortical ring 12 x 24 x 24	[***]
451266	Precision Impacted Cortical ring 12 x 26 x 26	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

451444		Precision Impacted Cortical ring 14 x 24 x 24	[***]
451466		Precision Impacted Cortical ring 14 x 26 x 26	[***]
451644		Precision Impacted Cortical ring 16 x 24 x 24	[***]
451666		Precision Impacted Cortical ring 16 x 26 x 26	[***]
451844		Precision Impacted Cortical ring 18 x 24 x 24	[***]
451866		Precision Impacted Cortical ring 18 x 26 x 26	[***]
452044		Precision Impacted Cortical ring 20 x 24 x 24	[***]
452066		Precision Impacted Cortical ring 20 x 26 x 26	[***]

MDII Threaded Cortical Bone Dowel Frozen
401114		MDII Threaded Dowel 14 x 20mm	[***]
401116		MDII Threaded Dowel 16 x 20mm	[***]
401118		MDII Threaded Dowel 18 x 20mm	[***]
401120		MDII Threaded Dowel 20 x 20mm	[***]
401214		MDII Threaded Dowel 14 x 23mm	[***]
401216		MDII Threaded Dowel 16 x 23mm	[***]
401218		MDII Threaded Dowel 18 x 23mm	[***]
401220		MDII Threaded Dowel 20 x 23mm	[***]
401316		MDII Threaded Dowel 16 x 26mm	[***]
401318		MDII Threaded Dowel 18 x 26mm	[***]
401320		MDII Threaded Dowel 20 x 26mm	[***]

Product Code		Description	LSF Effective 10/01/06
MDII Threaded Cortical Bone Dowel Frozen			[***]
401322	[***]	MDII Threaded Dowel 22 x 26mm

MDIV Threaded Cortical Bone
441218		MDIV Threaded Dowel 18 x 23mm	[***]
441220		MDIV Threaded Dowel 20 x 23mm	[***]
441318		MDIV Threaded Dowel 18 x 26mm	[***]

Crescent TLIF Assembled
293007		Boomerang / Crescent Bone 7mm	[***]
293008		Boomerang / Crescent Bone 8mm	[***]
293009		Boomerang / Crescent Bone 9mm	[***]
293010		Boomerang / Crescent Bone 10mm	[***]
293011		Boomerang / Crescent Bone 11mm	[***]
293012		Boomerang / Crescent Bone 12mm	[***]
293013		Boomerang / Crescent Bone 13mm	[***]
293014		Boomerang / Crescent Bone 14mm	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Non-Exclusive

Osteofil RT ICM Moldable
004505	Osteofil RT ICM Moldable 5cc	[***]
004510	Osteofil RT ICM Moldable 10cc	[***]
004520	Osteofil RT ICM Moldable 20cc	[***]

Osteofil RT Paste
004601	Osteofil Paste - RT 1cc	[***]
004605	Osteofil Paste - RT 5cc	[***]
004610	Osteofil Paste - RT 10cc	[***]
046005	Osteofil Paste - RT 0.5cc	[***]

Osteofil Frozen Paste
002401	Osteofil Paste Frozen 1cc	[***]
002405	Osteofil Paste Frozen 5cc	[***]
002410	Osteofil Paste Frozen 10cc	[***]
024005	Osteofil Paste Frozen 0.5cc	[***]

Osteofil - IC
002705	Osteofil - IC 5cc	[***]
002710	Osteofil - IC 10cc	[***]
002720	Osteofil - IC 20cc	[***]

Osteofil ICM Frozen Strips
002350	Osteofil - ICM 50mm	[***]
002390	Osteofil - ICM 90mm	[***]

Cancellous Cubes
100330	Cancellous Cubes (6-10mm) 30cc	[***]

Product Code	Description	LSF Effective 10/01/06
Cortical Strips
271160	Cortical Strip 45-65mm (L) x 2-3	[***]
271260	Cortical Strip 45-65mm (L) x 4-5	[***]
271460	Cortical Strip 45-65mm (L) x 6-7	[***]
273210	Cortical Strip 90-110mm (L) x 9-11	[***]
273215	Cortical Strip 111-179mm (L) x 9-11	[***]
273415	Cortical Strip 111-179mm (L) x 14-16	[***]

Ilium Strips
330050	Ilium Strip, Tricortical 46-57mm (L)	[***]
330060	Ilium Strip, Tricortical >58mm (L)	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Cortical Cancellous Strips
351260	Cortical Cancellous Strips 58-62mm (L) x 4-6mm	[***]

Cortical Wedge
752020	Cortical Wedge 10mm, FZD	[***]
752820	Cortical Wedge 8mm, FZD	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

SCHEDULE 2.2

RTI MARKS

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 3.4(c)

TRANSMISSION OF FORECASTS

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 3.4(e)

FORM OF TISSUE ALLOCATION REPORT

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 3.5(a)

RETURN POLICY

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 4.1(a)

SPECIALTY ALLOGRAFT SPECIFICATIONS

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 4.1(b)

BONE PASTE SPECIFICATIONS

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 4.3(a)

SPECIALTY ALLOGRAFT WARRANTY

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 4.3(b)

BONE PASTE WARRANTY

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

SCHEDULE 5.8

TISSUE IMPLANT CATALOG

[CATALOG OMITTED]

SCHEDULE 6.7

Listing Of Schedule 6.7 Patents

[LIST OF PATENTS OMITTED]

EXHIBIT A

COPY OF BONE PASTE PATENT

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT

EXHIBIT B

LIST OF DOWEL PRODUCTS OWNED BY RTI

NO CHANGES EFFECTED BY THE FOURTH AMENDMENT